CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in Item 5 of this Form 10-Q, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-09541, 333-09543 and 033-51508 and Form S-4 Registration Statement File No. 333-57265.


                                             ARTHUR ANDERSEN LLP

Philadelphia, PA
   August 10, 1998